UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Effective June 2, 2010, United Natural Foods, Inc. (the “Company”) amended its Primary Distribution Agreement with Whole Foods Market, Inc. (“Whole Foods”) to extend the term of the agreement for an additional seven years. Under the terms of the amended agreement, the Company will continue to serve as the primary wholesale natural grocery distributor to Whole Foods in its United States regions where the Company currently serves as the primary distributor.  The amendment extends the expiration date of the agreement from September 25, 2013 to September 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Date:  June 3, 2010